Acquisition Of Indebancorp (Schedule Of Acquisition Consideration Paid) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 06, 2013 Indebancorp [Member]
Business Acquisition [Line Items]
Cash paid			$ 8,574
Common Shares issued (592,099 shares)			20,576
Fair value of total consideration transferred			$ 29,150
Common stock, issued	2,506,208	1,914,109	592,099